Exhibit 10.7.3

EXECUTION VERSION

AMENDMENT NO. 2

dated as of February 23, 2011

to the

AMENDED AND RESTATED

CREDIT AGREEMENT

dated as of April 22, 2010

among

SANDRIDGE ENERGY, INC.

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

The Other Lenders Party Thereto

AMENDMENT NO. 2

AMENDMENT (this “Amendment”) dated as of February 23, 2011 under the Amended and Restated Credit Agreement dated as of April 22, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following new defined term is added to Section 1.01 in appropriate alphabetical position:

“Royalty Trust” means a statutory or business trust, the trustee of which is a financial institution not affiliated with the Borrower, to which the Borrower or one or more of its Subsidiaries conveys, or intends to convey, royalty interests, net profits interests, or other similar mineral interests in the production of hydrocarbons from properties to which no value was attributed in the then most recent determination of the Borrowing Base, in exchange for units of beneficial interests in the trust and all or part of the cash proceeds of an underwritten public offering or a similar offering under Rule 144A of the trust’s units. For the avoidance of doubt, SandRidge Mississippian Trust I shall constitute a Royalty Trust.

(b) The definition of Consolidated Funded Indebtedness is amended by (x) inserting the phrase “the excess of (i)” immediately following the phrase “on a Consolidated basis,” and (y) adding the following at the end of the existing text:

over (ii) (x) if there are no Loans outstanding on such date of determination, the aggregate cash and Cash Equivalents of the Borrower and its Consolidated Subsidiaries in excess of $10,000,000 and (y) if there are Loans outstanding on such date of determination, zero.

(c) The definition of Consolidated Net Income is amended by inserting the phrase “any Royalty Trust or” immediately following the phrase “(v) the net income (or loss) of”.

(d) The definition of Subsidiary is amended by (x) deleting “nor” immediately preceding clause (iii) of the second sentence thereof and (y) adding “nor (iv) any Royalty Trusts” immediately following said clause (iii).

(e) Section 7.02 is amended by (x) deleting the word “and” at the end of clause (m), (y) changing the period at the end of clause (n) to “; and” and (z) adding the following new clause (o):

(o) Investments in Royalty Trusts.

(f) Section 7.05 is amended by (x) deleting the word “and” at the end of clause (k), (y), changing the period at the end of clause (l) to “; and” and (z) adding the following new clause (m):

(m) Dispositions of assets to Royalty Trusts, and of interests in Royalty Trusts.

(g) Section 7.11(a) is amended to read as follows:

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 4.5:1.0; provided that, if at the end of any fiscal quarter prior to March 31, 2012, the Senior Secured Leverage Ratio is less than 1.5:1.0, compliance with the foregoing shall not be required at such fiscal quarter end.

(h) Section 7.09 is amended by (x) deleting the word “and” at the end of clause (G), (y), changing the period at the end of clause (H) to “; and” and (z) adding the following new clause (I):

(I) any restriction contained in a Contractual Obligation relating to property, an interest in which has been Disposed of to a Royalty Trust, in accordance with Section 7.05(m).

(i) Section 9.10 is amended by (x) deleting the word “and” at the end of clause (b), (y), changing the period at the end of clause (c) to “; and” and (z) adding the following new clause (d):

(d) and instruct the Administrative Agent to release (and the following shall automatically be released without any further action on the part of any Person): any Lien on any property (an interest in which has been Disposed of to a Royalty Trust) granted to or held by the Administrative Agent under any Loan Document if, and when, a Lien on such property is granted in favor of such Royalty Trust.

Section 3. Fee. On the effective date of this Amendment, the Borrower shall pay to the Administrative Agent for the account of the Lenders that consent to this amendment a fee equal to 0.04% of the Borrowing Base attributable to such Lenders.

Section 4. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 7 hereof, (i) the representations and warranties set forth in Article 5 of the Credit Agreement will be true and correct in all material respects and (ii) no Default or Event of Default will have occurred and be continuing.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Borrower and the Required Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SANDRIDGE ENERGY, INC.

By:	/s/ James D. Bennett
	Name:	James D. Bennett
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

BARCLAYS BANK PLC

By:	/s/ Allen Huang
	Name:	Allen Huang
	Title:	Assistant Vice President

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:	RBS SECURITIES INC., as Agent

By:	/s/ Sandra Aultman
	Name:	Sandra Aultman
	Title:	Director

UNION BANK N.A.

By:	/s/ Josh Patterson
	Name:	Josh Patterson
	Title:	Vice President

WELLS FARGO BANK, NA

By:	/s/ Catherine Stacy
	Name:	Catherine Stacy
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

BNP PARIBAS

By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

CAPITAL ONE BANK, N.A.

By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

SUN TRUST BANK

By:	/s/ Gregory C. Magnuson
	Name:	Gregory C. Magnuson
	Title:	Vice President

UBS LOAN FINANCE, LLC

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
Banking Products Services, US

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director
Banking Products Services, US

COMERICA BANK

By:	/s/ John S. Lesikar
	Name:	John S. Lesikar
	Title:	Assistant Vice President

ALLIED IRISH BANKS P.L.C.

By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President

COMPASS BANK

By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

BANK OF OKLAHOMA, N.A.

By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Assistant Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

MIDFIRST BANK

By:	/s/ Steve A. Griffin
	Name:	Steve A. Griffin
	Title:	Senior Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Frank Jolley
	Name:	Frank Jolley
	Title:	Authorized Signatory

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